Morgan Stanley
India Investment Fund, Inc.

Important Dates

Record Date November 17, 2005

Subscription Period November 21, 2005 to December 12, 2005*

Expiration Date December 12, 2005*

*unless extended

Contact your financial advisor for more information

Rights Offering

Morgan Stanley Investment Management

SEE THE WEBCAST FOR MORE INFORMATION

Go to www.morganstanley.com/im/indiafund and listen to portfolio manager Ruchir Sharma discuss investment opportunities in India and the Morgan Stanley India Investment Fund rights offering.

For more information, call the Information Agent at 1.866.203.2582 (shareholders) or 1.212.440.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)

Highlights of the Rights Offering

OVERVIEW OF THE RIGHTS OFFERING

Morgan Stanley India Investment Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on November 17, 2005 (the “Record Date”) non-transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock. Record Date Stockholders will receive one Right for each share of the Fund’s common stock held on the Record Date. These Rights entitle the holders to purchase one new share of the Fund’s common stock for every three Rights held, at a discount to the market price. Furthermore, Record Date stockholders who exercise all of their Rights will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “IIF.”

The Rights Offering will expire at 5:00 p.m. New York time on December 12, 2005 (“Expiration Date”), unless extended. Your subscription must be received no later than the Expiration Date; rights may not be exercised thereafter.

HOW IS THE RIGHTS OFFERING BENEFICIAL TO THE FUND AND ITS STOCKHOLDERS?

Increase assets available for investment

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. An increase in the assets of the Fund available for investment would enable the Fund to be in a better position to take advantage of attractive investment opportunities arising in the Indian securities markets. The Fund’s investment adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), believes that recent developments in the Indian securities markets are promising and that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on its recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities.

Opportunity for investors to buy shares at a discount to the market price

This Rights Offering provides Record Date Stockholders the opportunity to purchase additional shares of the Fund’s common stock at a price below the market price or at net asset value. The price of the new shares will not be determined until the Expiration Date and will be calculated as 95% of the average of the last reported sales price per share at which the Fund’s common stock trades on the NYSE on the Expiration Date and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the Expiration Date.

Additional proceeds may reduce the Fund’s expense ratio and enhance share liquidity

The Fund’s Board of Directors believes that increasing Fund assets available for investment may result in a modest lowering of the Fund’s expenses (as a percentage of average net assets) because the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the Fund’s shares on the NYSE and may increase the level of market interest in the Fund.

CAN I SUBSCRIBE FOR MORE SHARES THAN MY RIGHTS ENTITLE ME TO PURCHASE?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. This over-subscription privilege (the “Over- Subscription Privilege”) makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among those Record Date Stockholders who take advantage of the Over- Subscription Privilege based on the number of Rights originally issued to them by the Fund.

For more information, call the Information Agent at 1.866.2582 (shareholders) or 1.212.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)

MAY I SELL MY RIGHTS?

No. The rights are non-transferable.

HOW CAN I EXERCISE MY RIGHTS?

To exercise your Rights, contact your broker, custodian or trust officer who can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the Subscription Certificate and deliver it to the Subscription Agent, together with your payment, at one of the locations indicated on the Subscription Certificate or in the attached prospectus.

HOW HAS THE FUND PERFORMED?

•                  Morningstar awarded the Fund five stars for the Overall Morningstar Rating™ against 18 Pacific/Asia ex-Japan stock funds and the Fund is the #1-ranked fund in this category for 1-, 3- and 10-year periods ended September 30, 2005; it was the #2 ranked fund in this category for the 5-year period ended September 30, 2005. Morningstar rates mutual funds from one to five stars based on how well they’ve performed compared to similar funds (after adjusting for risk and accounting for all sales charges).(1)  Please note that only one other fund in this category focuses its investments in India.

•                  The Fund has outperformed its benchmark over the YTD, 1-, 3-, 5- and 10-year periods (as of September 30, 2005). Note that performance is in US$ terms.

	YTD	1-Year	3-Year	5-Year	10-Year
Morgan Stanley India Investment Fund	33.02	71.28	54.01	26.95	17.26
Benchmark: BSE National Index ($US adjusted)	25.94	59.02	50.42	18.14	8.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im/indiafund or call your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Returns are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of rights issued associated with Fund rights offerings, if any.

The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index of 100 Indian companies expressed in U.S. dollar terms. The index does not include any expenses, fees or sales charges, which would lower performance. It is not possible to invest directly in an index.

(1) For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. Morningstar Rating is for the share class shown only; other classes may have different performance characteristics. ©2005 Morningstar, Inc. All Rights Reserved.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

50.42

For more information, call the Information Agent at 1.866.2582 (shareholders) or 1.212.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)

PLEASE READ THE ATTACHED PROSPECTUS FOR MORE INFORMATION

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. These Highlights of the Rights Offering should be read in conjunction with the attached prospectus relating to the Morgan Stanley India Investment Fund, Inc. Rights Offering.  The attached prospectus contains more detailed information, including risk factors about the Rights Offering. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the attached prospectus. Additional copies of the prospectus may be obtained by contacting the Information Agent at 1.866.203.2582 (shareholders) or 1.212.440.9800 (banks and brokers). Read the prospectus carefully before investing or sending money.

THE FUND

The Fund’s investment objective is to seek long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Indian issuers. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers. For purposes of this policy, “equity securities of Indian issuers” means equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India.

RISKS

Investing in the Fund’s common stock involves certain risks, including risks arising from the Fund’s investments in securities of Indian companies. You should consider carefully the information found in the section entitled “Risk Factors and Special Considerations” in the prospectus.

Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets, such as India, may involve a relative higher degree of volatility.  Nondiversified funds often invest in a more limited number of issuers.  As such, changes in the financial condition or market value of a single issuer may cause greater volatility.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.

INFORMATION AGENT

Georgeson Shareholder Communications Inc.

© Morgan Stanley

RA05-00885P-T09/05 INDINVFWRP105

SEE THE WEBCAST FOR MORE INFORMATION

Go to www.morganstanley.com/im/indiafund and listen to portfolio manager Ruchir Sharma discuss investment opportunities in India and the Morgan Stanley India Investment Fund rights offering.

For more information, call the Information Agent at 1.866.2582 (shareholders) or 1.212.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)